UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2013

CECO Environmental Corp.

(Exact Name of registrant as specified in its charter)

Delaware	000-7099	13-2566064
(State or other jurisdiction of in corporation)	(Commission File Number)	(IRS Employer Identification No.)

4625 Red Bank Road Cincinnati, OH	45227
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (513) 458-2600

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 26, 2013, CECO Environmental Corp. (“CECO”) and Met-Pro Corporation (“Met-Pro”) issued a joint press release announcing the preliminary results of the merger consideration elections by Met-Pro shareholders. The press release also announces the expected consideration for future buyers of Met-Pro shares.

For additional information concerning the foregoing, a copy of the press release dated August 26, 2013 is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Exhibit Title

99.1	Press Release dated August 26, 2013

Safe Harbor

Any statements other than statements of historical facts, including statements about management’s beliefs and expectations, are forward-looking statements and should be evaluated as such. These statements are made on the basis of management’s views and assumptions regarding future events and business performance. Words such as “estimate,” “believe,” “anticipate,” “expect,” “intend,” “plan, “target,” “project,” “should,” “may,” “will” and similar expressions are intended to identify forward-looking statements. Forward-looking statements (including oral representations) involve risks and uncertainties that may cause actual results to differ materially from any future results, performance or achievements expressed or implied by such statements. These risks and uncertainties include but are not limited to the ability of the CECO Environmental Corp. (“CECO”) to complete the Met-Pro Corporation (“Met-Pro”) acquisition and successfully integrate the operations of Met-Pro and realize the synergies from the acquisition, as well as a number of other factors related to the businesses of the Company and Met-Pro, including economic and financial market conditions generally and economic conditions in the Company and Met-Pro’s service areas; dependence on fixed price contracts and the risks associated therewith, including actual costs exceeding estimates and method of accounting for contract revenue; fluctuations in operating results from period to period due to seasonality of the business; the effect of growth on the Company’s infrastructure, resources, and existing sales; the ability to expand operations in both new and existing markets; the potential for contract delay or cancellation; changes in or developments with respect to any litigation or investigation; the potential for fluctuations in prices for manufactured components and raw materials; the substantial amount of debt in connection with the acquisition and the Company’s ability to repay or refinance it or incur additional debt in the future; the impact of federal, state or local government regulations; economic and political conditions generally; and the effect of competition in the air pollution control and industrial ventilation industry. These and other risks and uncertainties are discussed in more detail in the Company’s and Met-Pro’s filings with the Securities and Exchange Commission, including our respective reports on Form 10-K and Form 10-Q.

Many of these risks are beyond management’s ability to control or predict. All forward-looking statements attributable to the Company, Met-Pro or persons acting on behalf of each of them are expressly qualified in their entirety by the cautionary statements and risk factors contained in this communication and the companies’ filings with the Securities and Exchange Commission. Because of these risks, uncertainties and assumptions, you should not place undue reliance on these forward-looking statements. Furthermore, forward-looking statements speak only as of the date they are made. Except as required under the federal securities laws or the rules and regulations of the Securities and Exchange Commission, we do not undertake any obligation to update or review any forward-looking information, whether as a result of new information, future events or otherwise.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval. In connection with the proposed transaction, CECO has filed with the Securities and Exchange Commission (“SEC”) a prospectus on Form 424B3 that includes a joint proxy statement of Met-Pro and CECO that also constitutes a prospectus of CECO, and Met-Pro has filed with the SEC its definitive proxy statement on Schedule 14A. The definitive joint proxy statement/prospectus was mailed to CECO’s stockholders and shareholders of Met-Pro. INVESTORS AND SECURITY HOLDERS OF CECO AND MET-PRO ARE URGED TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and shareholders may obtain free copies of the definitive Joint Proxy Statement/Prospectus and other documents filed with the SEC by CECO and Met-Pro through the website maintained by the SEC at www.sec.gov. Copies of the documents filed with the SEC by CECO can be obtained free of charge by contacting CECO Investor Relations at 4625 Red Bank Road, Suite 200, Cincinnati, Ohio 45227. Copies of the documents filed with the SEC by Met-Pro can be obtained free of charge by contacting Met-Pro Investor Relations at 160 Cassell Road, Harleysville, Pennsylvania 19438.

Participants in the Solicitation

CECO, Met-Pro, and certain of their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of CECO and the shareholders of Met-Pro in connection with the proposed transactions. Information about the directors and executive officers of CECO is set forth in the in the joint proxy statement/prospectus, dated July 25, 2013, for the special meeting of shareholders to be held on August 26, 2013 as well as in CECO’s proxy statement for its 2013 annual meeting of shareholders and CECO’s 10-K for the year ended December 31, 2012. Information about the directors and executive officers of Met-Pro is set forth in the joint proxy statement/prospectus, dated July 25, 2013, for the special meeting of shareholders to be held on August 26, 2013 as well as in Met-Pro’s proxy statement for its 2013 annual meeting of shareholders and Met-Pro’s Form 10-K for the year ended January 31, 2013. Investors may obtain additional information regarding the interests of such participants in the proposed transactions by reading Met-Pro’s and CECO’s joint proxy statement/prospectus, dated July 25, 2013.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 26, 2013	CECO Environmental Corp.

	By:	/s/ Benton L. Cook
Benton L. Cook
Interim Chief Financial Officer

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